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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of report (Date of earliest event
                           reported) December 18, 1998
                                     -----------------


              Credit Suisse First Boston Mortgage Securities Corp.
              ----------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                     333-51771                13-3320910
----------------------------    ------------------------    -------------------
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
       of Incorporation)                                    Identification No.)


                              Eleven Madison Avenue
                            New York, New York 10010
                            ------------------------
                         (Address of Principal Executive
                              Offices and Zip Code)

        Registrant's telephone number, including area code (212) 325-2000
                                                           --------------


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Item 5.  Other Events
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     On December 18, 1998, Credit Suisse First Boston Mortgage  Securities Corp.
(the "Company") executed an Amended and Restated Pooling and Servicing Agreement dated as of December 18, 1998 (the "Amended and Restated Pooling and Servicing Agreement"), by and among the Company, as depositor, First Union National Bank, as servicer (the "Servicer"), Lennar Partners, Inc., as special servicer (the "Special Servicer"), and The Chase Manhattan Bank, as trustee (the "Trustee"). The Amended and Restated Pooling and Servicing Agreement is annexed hereto as
Exhibit 99.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Not applicable.
(b)  Not applicable.
(c)  Exhibits.

     The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

       Exhibit No                                      Description
       ----------                                      -----------

           99 The Amended and Restated Pooling and Servicing Agreement, dated as of December 18, 1998, by and among the
                                         Company,  the  Servicer,   the  Special
                                         Servicer and the Trustee, providing for
                                         the issuance of the Credit Suisse First
                                         Boston   Mortgage    Securities   Corp.
                                         Commercial    Mortgage     Pass-Through
                                         Certificates, Series 1998-C2.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CREDIT SUISSE FIRST BOSTON MORTGAGE
                                   SECURITIES CORP.




                               By: /s/ Allan J. Baum
                                   --------------------------------
                                   Name:   Allan J. Baum
                                   Title:  Vice President



Dated:  December 18, 1998

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                                  Exhibit Index
                                  -------------



                 Exhibit                                              Page
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99       Amended and Restated Pooling and Servicing Agreement           6